                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Online System Services, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed: April 21, 1997

     -------------------------------------------------------------------------

                   [Online System Services, Inc. Letterhead]



To Our Shareholders:

   You are cordially invited to attend the 1997 Annual Meeting of Stockholders, which will be held on Tuesday, May 20, 1997, at 2:30 p.m., Mountain Standard Time, at the offices of the Company, 1800 Glenarm Place, Suite 800, Denver, Colorado 80202.

   At the meeting, the shareholders will elect directors of the Company and transact such other items of business as are listed in the Notice of Annual Meeting and more fully described in the Proxy Statement.

   The formal Notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope to ensure that your shares will be represented. If you do attend the meeting, you may, of course, withdraw your proxy should you wish to vote in person.


                                       Sincerely yours,



                                       R. Steven Adams
                                       President and Chief Executive Officer


April 18, 1997

                          ONLINE SYSTEM SERVICES, INC.
                               1800 Glenarm Place
                                   Suite 800
                            Denver, Colorado  80202



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1997


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Online System Services, Inc., a Colorado corporation (the "Company") will be held on Tuesday, May 20, 1997, at 2:30 p.m. Mountain Standard Time at the offices of the Company, 1800 Glenarm Place, Suite 800, Denver, Colorado 80202 for the following purposes:

     1. To elect seven nominees to the Board of Directors to serve for a term of one year.

     2. To approve an amendment to the Online System Services, Inc. 1995 Stock Option Plan.

     3. To ratify the appointment of Arthur Andersen LLP as the independent accountants for the current fiscal year.

     4. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Only holders of record of common stock of the Company at the close of business on April 10, 1997 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY IN THE REPLY ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE.

                                    BY ORDER OF THE BOARD OF
                                    DIRECTORS



                                    Robert M. Geller
                                    Secretary


April 18, 1997

                                PROXY STATEMENT

                          ONLINE SYSTEM SERVICES, INC.

                               1800 Glenarm Place
                                   Suite 800
                            Denver, Colorado  80202

                 Annual Meeting of Stockholders - May 20, 1997



                                    GENERAL


     The enclosed Proxy is solicited by the Board of Directors of Online System Services, Inc. (the "Company") for use at the annual meeting of the Company to be held Tuesday, May 20, 1997 at 2:30 p.m. at the Company's offices, 1800 Glenarm Place, Suite 800, Denver, Colorado 80202, or any adjournment thereof. Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention:
Robert M. Geller, Secretary, or by appearing and voting in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies received by the Board of Directors will be voted (to the extent they are entitled to be voted on such matters): (1) in favor of the nominees for directors named in this Proxy Statement; (2) for the amendment of the Online System Services, Inc. Stock Option Plan of 1995 to increase the number of shares authorized under such plan from 700,000 to 1,100,000; (3) for the ratification of the appointment of Arthur Andersen LLP as the independent accountants of the Company and (4) in the Proxies' discretion upon such other business as may properly come before the meeting.

     Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement and the Company's Annual Report for the year ended December 31, 1996 are being mailed to stockholders on or about April 18, 1997.

                               OUTSTANDING STOCK

     Common Stock, no par value ("Common Stock"), of which there was 3,179,761 shares outstanding on the Record Date constitutes the only class of outstanding voting securities issued by the Company. Each holder of Common Stock will be entitled to cast one vote in person or by proxy for each share of Common Stock held for the election of directors and for all other matters voted on at the annual meeting. Only stockholders of record at the close of business on April 10, 1997 will be entitled to vote at the meeting (the "Record Date").

     Information as to the name, address and stock holdings of each person known by the Company to be a beneficial owner of more than 5% of its Common Stock and as to the name, address and stock holdings of each director and nominee for election to the Board of Directors and by all officers, directors, and nominees, as a group, as of the Record Date is set forth below. Except as indicated below, the Company believes that each such person has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                                         Common Stock
                                                -------------------------------
              Name/Address                          Amount           Percent
                   of                            Beneficially          of
          Stockholder/Director                      Owned            Class(1)
----------------------------------------        ---------------   -------------
R. Steven Adams                                     500,000           15.7%
1800 Glenarm Place, Suite 800
Denver, Colorado  80202

Creative Business Strategies, Inc.                  219,000(2)         6.7
5353 Manhattan Circle, Suite 201
Boulder, Colorado  80303

Robert M. Geller                                    183,333(3)         5.7
1800 Glenarm Place, Suite 800
Denver, Colorado  80202

Paul H. Spieker                                     178,333(4)         5.6
1800 Glenarm Place, Suite 800
Denver, Colorado  80202

Robert J. Lewis                                      54,370(5)         *
1800 Glenarm Place, Suite 800
Denver, Colorado  80202

H. Robert Gill                                            0(6)         *
1800 Glenarm Place, Suite 800
Denver, Colorado  80202

Richard C. Jennewine                                      0(7)         *
1800 Glenarm Place, Suite 800
Denver, Colorado  80202


Charles P. Spickert                              60,000(8)        *
1800 Glenarm Place, Suite 800
Denver, Colorado  80202

Directors and Officers as a Group             1,117,702(9)        33.5
(11 persons)

*    Less than one percent of shares outstanding.

(1) In calculating percentage ownership, all shares of Common Stock which a named stockholder has the right to acquire within 60 days from the date of this Proxy Statement upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by that stockholder, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other stockholders.
(2) Includes options and warrants for the purchase of 100,000 and 5,000 shares of Common Stock, respectively.
(3) Includes options for the purchase of 28,333 shares of Common Stock, but excludes options for the purchase of 16,667 shares of Common Stock that are not exercisable during the next 60 days.
(4) Includes options for the purchase of 28,333 shares of Common Stock, but excludes options for the purchase of 16,667 shares of Common Stock that are not exercisable during the next 60 days.
(5) Includes options and warrants for the purchase of 25,000 and 2,700 shares of Common Stock, respectively.
(6) Excludes options for the purchase of 30,000 shares of Common Stock that are not exercisable during the next 60 days.
(7) Excludes options for the purchase of 30,000 shares of Common Stock that are not exercisable during the next 60 days.
(8) Includes options for the purchase of 50,000 shares of Common Stock, but excludes options for the purchase of 15,000 shares of Common Stock that are not exercisable during the next 60 days.
(9) Includes options and warrants for the purchase of 158,332 and 2,700 shares of Common Stock, respectively, but excludes options for the purchase of 226,668 shares of Common Stock that are not exercisable during the next 60 days.

                             ELECTION OF DIRECTORS

Nomination and Election of Directors

     The Company's by-laws provide that the size of the Board of Directors shall be fixed from time to time by resolution of the stockholders, subject to increase by resolution of the Board of Directors. In the event the stockholders do not fix by resolution the number of directors, the by-laws provide that the number of directors shall be three (3), subject to increase by resolution of the Board of Directors. The Proxies granted by the stock holders will be voted at the annual meeting for the election of the persons listed below as directors of the Company.

                             Nominees for Director
                             ---------------------

                                R. Steven Adams
                                Robert M. Geller

                                Paul H. Spieker
                                Robert J. Lewis
                                H. Robert Gill
                             Richard C. Jennewine
                              Charles P. Spickert

     In the event that one of more of the above named persons shall become unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors, unless the Board of Directors determines to reduce its size appropriately.

Directors and Officers

     The directors and executive officers of the Company are as follows:

Name                         Age     Director     Position
----                         ---     --------     --------
                                      Since
                                      -----
R. Steven Adams............  44       1994        President, Chief Executive
                                                  Officer and a Director
Thomas S. Plunkett.........  44       ----        Chief Financial Officer
Robert M. Geller...........  44       1995        Secretary and a Director
Paul H. Spieker............  53       1995        Vice President-Technical
                                                  Operations and a Director
D. Kent McBride............  44       ----        Vice President-Learning and
                                                  Performance
William Eager..............  39       ----        Vice President-Web Services
Vincent D.  Bradshaw.......  56       ----        Vice President-Sales
Robert J. Lewis............  66       1995        Director
H. Robert Gill.............  60       1996        Director
Richard C. Jennewine.......  58       1996        Director
Charles P. Spickert........  43       1997        Director

     R. Steven Adams, founder of the Company, has served as President, Chief Executive Officer and a director since the Company's incorporation in March 1994. From 1985 to 1994, Mr. Adams was President-Sheridan Hotel Management, a full service hotel management company. Mr. Adams was the creator and founder of HotelNet, which was an online information system for the hospitality industry. Mr. Adams' experience includes software development, personal computer manufacturing and management of online information systems.

     Thomas S. Plunkett, has served as Vice President-Chief Financial Officer of the Company since October 1996. From 1995 to 1996 Mr. Plunkett was the Vice President of Business Management at Maxtor Corporation, a manufacturer of disk drives. From 1994 to 1995 Mr. Plunkett was the Vice President of Operations for Hi-Tech Manufacturing, an electronic manufacturing services company. From 1992 to 1994 he was a Controller at Conner Peripherals, a manufacturer of disk drives. From 1989 to 1992, Mr. Plunkett served as Vice President and C.F.O. of Discovery Technologies, a manufacturer of high resolution medical image transmission equipment. Prior to joining Discovery Technologies, Mr. Plunkett held various senior operations and financial management positions with Miniscribe Corporation from 1982 to 1989.

     Robert M. Geller, has been a director and corporate secretary of the Company since May 1995. He also served as Vice President-Chief Financial Officer of the Company on a one-half time basis from May 1995 to October 1996. Mr. Geller currently provides consulting services to the Company on a one-half time basis. From 1986 to the present, Mr. Geller has been President of The Growth Strategies Group, a consulting company specializing in board and executive services for emerging growth companies. Mr. Geller is a director of Integral Peripherals, Inc., a privately held manufacturer of computer disk drives; Renaissance Entertainment Corporation, a publicly held owner and operator of renaissance fairs; and Armanino Foods of Distinction, Inc., a publicly held producer of Italian foods.

     Paul H. Spieker, has been Vice President-Technical Operations and a director of the Company since February 1995. From 1992 to 1994 Mr. Spieker was President of Business Regulatory Coalition-Colorado, a public affairs company responsible for policy formulation and activities primarily dealing with regulatory matters representing companies before the Colorado Public Utilities Commission. From 1991 to 1994, he was a private consultant primarily for businesses in voice and data communications. From 1990 to 1991, Mr. Spieker was President of Developers Cable Construction, a startup company providing contract construction services for residential developers and local telephone and cable companies. From 1987 to 1990, Mr. Spieker was employed by Volt Information Sciences, Inc., a New York based telecommunications company. Mr. Spieker was employed by U S WEST Communications, Inc. and its predecessor from 1966 to 1987 and served in several senior management capacities, including the head of the strategic business unit which served large telephone customers in a seven state territory.

     D. Kent McBride, has been Vice President-Learning and Performance of the Company since December 1995 and served as Vice President of Business Development from May 1995 to December 1995. From May 1994 to May 1995, Mr. McBride was an independent consultant and developed and delivered accelerated learning classes for clients ranging from nuclear power plants to the U.S. Air Force and the Colorado Department of Revenue. From January 1993 to May 1994, he was employed by The Boulder Center of Accelerated Learning, a training firm based in Boulder, Colorado. From October 1992 to January 1993, he was a software and training consultant. Mr. McBride served as customer service manager for the Association of Brewers, a publisher for the home and micro brewing industries, from May 1992 to October 1992. From March 1991 to May 1992, he was a consultant to industry for team building and personal leadership.

     William Eager, has been Vice President-Web Services of the Company since March 1995. From 1990 to 1995, Mr. Eager was an author publishing for Prentice Hall Publishing and Que Corporation. During that time Mr. Eager wrote seven books on the Internet and electronic communications. Mr. Eager is the author of the book "Using the World Wide Web," published in 1994 by Que Corporation. From 1987 to 1990, he was Director-Corporate Communications for BASF Corporation, an electronic media company. Mr. Eager provides his full time services to the Company and without restriction from any publisher. If Mr. Eager elects to author additional books, he would do so on his own time. The Company believes it benefits from Mr. Eager's reputation as an author in the Internet and technology application fields.

     Vincent D. Bradshaw, joined the Company as Director-Sales in June 1996 and was promoted to Vice President-Sales and made an officer of the Company in September 1996. From May 1993 to May 1996, he was Director of Business Development for Source One Management, Inc., a privately held Denver based company in the business of providing technical operations, management and engineering services. From 1987 to 1996, Mr. Bradshaw was an independent, Denver based marketing and business consultant, doing business as Foresight Business Services. As a consultant, he provided marketing and business operations advice to a number of private and public companies. From May 1981 to December 1986, Mr. Bradshaw was employed by Mountain Bell and its parent company in different sales positions leading to his being named Vice President-Federal Services from 1985 to 1986. From August 1960 to

April 1981, he held progressive technical operations, engineering and sales/marketing positions with AT&T Company in several eastern states. Mr. Bradshaw is currently a business advisor with the Boulder Technology Incubator, a not-for-profit corporation that assists inventors and firms in marketing their technologies.

     Robert J. Lewis, has been a director of the Company since February 1995. Mr. Lewis retired in October 1995 after having spent 37 years in the cable television industry as an owner and developer of cable systems and senior executive with several cable television companies. From 1987 until his retirement, Mr. Lewis was employed by TCI Telecommunications, Inc. ("TCI"), one of the largest cable television companies in the United States. Mr. Lewis served as a Senior Vice President of TCI from 1991 to 1993 and as a Senior Advisor to TCI from 1993 until his retirement.

     H. Robert Gill, has been a director of the Company since August 1996. From April 1996 to the present, Mr. Gill has been the President of The Topaz Group, a consulting company offering board of director services to high technology, emerging growth, public and private corporations. From March 1995 to March 1996, Mr. Gill was the Senior Vice President and President, Enhanced Products Group for Frontier Corporation, a telecommunications company. From January 1989 to March 1995 he was President, Chief Executive Officer and a director or Confer-Tech International, Inc. Mr. Gill is a director of TOPRO, Inc., a systems integration company offering equipment and services to a variety of growth manufacturing industries; QualMark Corporation, a provider of accelerated Life testing equipment and services; MOSAIX, Inc., a marketer of inbound and outbound call center systems and services; and Spatial Technologies, Inc., a developer and marketer of three dimensional modeling software for CAD applications.

     Richard C. Jennewine, has been a director of the Company since November 1996. From September 1995 to the present, Mr. Jennewine has been President-International Operations and Regional Manager-Western Operations for Computer Aid, Inc. a leader in strategic outsourcing and information services consulting. From December 1991 to February 1995, Mr. Jennewine served as the Senior Vice President of the CONCORD Group, a privately held entrepreneurial group of 40 international enterprises. From January 1994 to February 1995, he served as the President of the Concord Trading Corporation, a company focusing on trading and business ventures in Asia, Russia, the Middle East and South America. Prior to these positions, Mr. Jennewine spent 26 years with IBM Corporation, including startup operations in mainland China. Mr. Jennewine is a director of Easter Seals of Colorado and is a member of the Corporate Management Committee of Computer Aid, Inc.

     Charles P. Spickert, has been a director since April 1997. Mr. Spickert founded Medical Education Collaborative ("MEC"), a non-profit medical education organization, in March 1988 and currently serves as MEC's President and Chief Executive Officer. From June 1990 to July 1992 Mr. Spickert also served as the President and Chief Operating Officer of HealthWatch, Inc., a developer and manufacturer of medical supplies and devices. Prior to these positions, Mr. Spickert held marketing and sales management positions with Allertech, a provider of allergy products and services; International Medical Corporation, a manufacturer of cardiovascular devices and supplies; and Becton Dickinson, a provider of microbiology equipment and supplies.

Committees And Meetings Of The Board Of Directors

    Messrs. Gill and Jennewine are the current members of the Audit Committee of the Board of Directors. The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial control practices of the Company. The Committee has general responsibility for review with management of the financial controls, accounting, and audit and reporting activities of the Company. The Committee annually reviews the qualifications and engagement of the Company's independent accountants, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters.

    Messrs. Geller, Lewis and Adams are the current members of the Compensation Committee, which oversees compensation for directors, officers and key employees of the Company.

    During fiscal 1996, the Board of Directors met nine times. Each director attended, in person or by telephone, 75% or more of the meetings of the Board of Directors. The Audit Committee and the Compensation Committee were formed in fiscal 1996, but did not meet during fiscal 1996. The Board of Directors does not have a standing nominating committee.

     The Board Of Directors Recommends That The Stockholders Vote "FOR" The Election Of The Nominees For Director.

                             EXECUTIVE COMPENSATION

Compensation

     The following table summarizes the annual compensation paid by the Company during fiscal years ended December 31, 1994, 1995 and 1996 to R. Steven Adams, the Chief Executive Officer of the Company as of December 31, 1996. Mr. Adams has not received any long-term compensation during those periods. No other executive officer of the Company received salary and bonus in excess of $100,000 or more during those periods.

                          SUMMARY COMPENSATION TABLE

                                                 Annual Compensation
                                                ----------------------
                                                Salary    Bonus  Other
Name and Principal Position               Year     $        $      $
---------------------------               ----  --------  -----  -----
 R. Steven Adams                          1996  $110,217     --     --
 President, Chief Executive Officer and   1995  $ 69,000     --     (1)
  Director                                1994        --     --     --
 ---------------

(1) On January 1, 1995, the Company issued 480,000 shares of Common Stock issued to Mr. Adams, as the founder and promoter of the Company, for a nominal value ($100). Mr. Adams has also purchased other Common Stock from the Company at fair market value as determined by the Board of Directors. Mr. Adams has not been granted any options or warrants to purchase Common Stock.

     The Board of Directors of the Company do not receive cash compensation for their services as directors of the Company, but they are reimbursed for their reasonable expenses in attending meetings of the Board of Directors. During fiscal 1996, the Company compensated Robert M. Geller, Robert J. Lewis, H. Robert Gill, Richard C. Jennewine and Charles P. Spickert for their services as consultants.

                             CERTAIN TRANSACTIONS

     During 1995, the Company leased $50,000 of equipment (the "Equipment Lease") from a partnership whose partners include Robert M. Geller, an officer and director of the Company and Creative Business Strategies, Inc. ("CBS"), a 5% stockholder of the Company. The three year capital lease has an effective annual interest rate of 14.9%. The Company granted a five-year warrant to purchase 5,000 shares of Common Stock at an exercise price of $0.50 per share in connection with the Equipment Lease to Mr. Geller and CBS, respectively.

     In September 1995, the Company entered into a consulting agreement with CBS. During 1995, CBS was granted an option to purchase 100,000 shares of the Company's Common Stock at $0.50 per share and was paid $10,000 for services. During 1995, CBS also purchased 114,000 shares of the Company's Common Stock for $0.50 per share. The agreement with CBS was replaced with a new agreement during the first quarter of 1996, under which CBS is to be paid $2,500 for services rendered in January 1996 and $4,000 per month for 36 months commencing February 1, 1996.

     The Company's principal offices are located in a building managed by Sheridan Management Company and owned by one of its affiliates. R. Steven Adams' spouse is a vice president of Sheridan Management Company. The current base monthly rental is $13,657.

     The Company believes that the transactions summarized above are on terms no less favorable than could be obtained from unaffiliated third parties. The Board of Directors has determined that any transactions with officers, directors or principal stockholders will be approved by the disinterested directors and will be on terms no less favorable than could be obtained from an unaffiliated third party. The Board of Directors will obtain independent counsel or other independent advice to assist in that determination.

        AMENDMENT OF ONLINE SYSTEM SERVICES, INC. 1995 STOCK OPTION PLAN

Proposed Amendment

     The Board of Directors proposes that the stockholders of the Company approve the amendment to the Online System Services, Inc. 1995 Stock Option Plan to increase the number of shares of Common Stock that may be issued pursuant to the 1995 Plan from 700,000 to 1,100,000. The 1995 Plan was originally adopted by the Board of Directors and the stockholders on March 17, 1995. The features of the 1995 Plan are summarized below.

Summary of Plan

     The 1995 Plan terminates March 17, 2005, unless sooner terminated by action of the Board. The 1995 Plan provides for the grant of options to purchase shares of the Company's Common Stock to officers, directors, employees and consultants. Currently, there are four officers, seven directors, thirty-one employees and four consultants eligible to receive such options. Options granted under the 1995 Plan may have a term of up to ten years. Options which expire, are canceled or are terminated without having been exercised, may be regranted to participants under the 1995 Plan. Options granted under the 1995 Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify for special tax treatment. No incentive stock options may be granted with a per share exercise price less than the fair market value per share at the date of grant (or 110% of fair market value in the case of optionees who hold 10% or more of the Company's outstanding Common Stock). Under the 1995 Plan, the exercise price of nonqualified stock options may not be less than 85% of the fair market value of the Common Stock on the date of grant. The Board of Directors has adopted a policy of not granting nonqualified stock options with an exercise price less than the fair market value of the Common Stock on the date of grant. Not more than $100,000 in value of incentive stock options under all plans of the Company may vest in any calendar year for any option holder and no incentive stock option may be exercised more than ten years after the date of grant. The 1995 Plan is administered by the Board of Directors and options may be granted at such time and in such amounts as the Board of Directors, in its discretion, determines.

     Options for the purchase of an aggregate of 732,042 shares of Common Stock are currently outstanding under the 1995 Plan, held by 46 persons, with per share exercise prices from $0.50 to $4.38 per share and a weighted average exercise price of approximately $1.99 per share. All of the outstanding options currently held by employees under the 1995 Plan are incentive stock options. The remaining options granted under the 1995 Plan and held by non-employee directors and consultants are nonqualified and have an exercise price equal to the fair market value of the Common Stock on the date of grant. The following persons have been granted options under the 1995 Plan, each of which has a term ranging from five to ten years unless earlier terminated as provided in the 1995 Plan.


                                                   STOCK OPTION AWARDS UNDER THE
                                        ONLINE SYSTEM SERVICES, INC. 1995 STOCK OPTION PLAN
------------------------------------------------------------------------------------------------------------------------------------
             Name and Position                                            Date of Grant     Number of Options    Exercise Price
             -----------------                                            -------------     -----------------    --------------
R. Steven Adams, President, Chief Executive Officer and a director             ---                  0                  ---

Robert M. Geller, Secretary and a director                                June 13, 1995          25,000              $ 0.50
                                                                          Dec. 8, 1995           15,000              $ 0.50
                                                                          Feb. 21, 1996           5,000              $ 2.25

Paul H. Spieker, Vice President and a director                            June 13, 1995          25,000              $ 0.50
                                                                          Dec. 8, 1995           20,000              $ 0.50

Robert J. Lewis, director                                                 Jan. 24, 1996          25,000              $ 1.25

H. Robert Gill, director                                                  Aug. 15, 1996          30,000              $4.375

Richard C. Jennewine, director                                            Nov. 18, 1996          30,000              $ 3.38

Charles P. Spickert, director                                             Dec. 8, 1995           50,000              $ 0.50
                                                                          Apr. 4, 1997           15,000              $ 3.88
Current Executive Officers, as a group                                    June 13, 1995         235,000          $0.50 to $4.38
(7 persons)                                                               to present

Current Directors, who are not also executive                             Dec. 8, 1995 to       150,000          $0.50 to $4.375
officers, as a group (4 persons)                                          present

Employees, excluding executive officers, as a                             June 13, 1995         212,042          $0.50 to $4.38
group (31 persons)                                                        to present

Thomas S. Plunkett, Chief Financial Officer and       Oct. 4, 1996                60,000           $ 3.88
holder of 5% of currently outstanding options         Jan. 9, 1997                15,000           $ 3.38

Creative Business Strategies, Inc., holder            Sept. 19, 1995             100,000           $ 0.50
of 5% of currently outstanding options

     The last reported sale price for the Common Stock on the Nasdaq SmallCap Market on April 10, 1997 was $4.25.

Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1995 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

     In general, an optionee will be subject to tax at the time a nonqualified stock option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a nonqualified stock option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

     In general, an optionee will not be subject to tax at the time an incentive stock option is granted or exercised. Upon disposition of the shares acquired upon exercise of an incentive stock option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the incentive stock option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

     If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

     Commencing with the Company's 1995 fiscal year, the federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Company's Proxy Statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 1995 Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including stockholder approval of the 1995 Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although the Company has structured the 1995 Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria, there is no assurance that awards thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to awards under the 1995 Plan.

     The Board Of Directors Recommends That The Stockholders Vote "FOR" The Amendment To The Online System Services, Inc. Stock Option Plan Of 1995

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were timely complied with.

                       SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Arthur Anderson LLP as independent accountants of the Company for the fiscal year ending December 31, 1997. Arthur Anderson LLP served as the independent accountants of the Company for the year ended December 31, 1996. The Company does not anticipate that representatives of Arthur Anderson LLP will be present at the meeting.

     From the Company's inception on March 22, 1994 through December 31, 1995 Jones, Jensen & Company served as the independent accountants for the Company. On October 7, 1996, the Company dismissed Jones, Jensen & Company effective October 7, 1996. The reports of Jones, Jensen and Company, regarding the Company's consolidated financial statements since the Company's inception on March 22, 1994 through December 31, 1995, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a qualification in Jones, Jensen and Company's report dated February 9, 1996 concerning the Company's ability to continue as a going concern. The Company's board of directors approved the decision to change independent accountants.

     In connection with the Company's audits since its inception on March 22, 1994 through December 31, 1995 and through October 7, 1996, there have been no disagreements with Jones, Jensen and Company on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Jones, Jensen and Company would have caused them to make reference thereto in their reports on the financial statements for such years. On October 7, 1996, the Company engaged Arthur Anderson LLP as its new independent accountants for the fiscal year ended December 31, 1996. Since its inception on March 22, 1994 and through October 7, 1996 the Company did not engage or consult with Arthur Anderson LLP regarding the matters described in Regulation S-B, Item 304(a)(2).

     In the event the holders of the Common Stock do not ratify the appointment of Arthur Anderson LLP, the selection of other independent accountants will be considered by the Board of Directors. The Board of Directors recommends that the holders of the Common Stock vote for ratification of the appointment of Arthur Anderson LLP.

     The Board Of Directors Recommends That The Stockholders Vote "FOR" The Ratification Of Arthur Anderson LLP As The Independent Accountants Of The Company.

                           PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders should be received by the President of the Company at the above address no later than January 20, 1998, in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

     Please sign and return promptly the enclosed Proxy in the envelope provided if you are a holder of Common Stock. The signing of a Proxy will not prevent your attending the meeting and voting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Robert M. Geller
                                        Secretary

Dated: April 18, 1997

                                                                      APPENDIX A

                         ONLINE SYSTEM SERVICES, INC.
                         ----------------------------
                            1995 STOCK OPTION PLAN
                            ----------------------


                     Article I.  Establishment and Purpose
                     -------------------------------------

     1.1 Establishment. Online System Services, Inc., a Colorado Corporation ("Company"), hereby establishes a stock option plan for employees and others providing services to the Company and its Subsidiary Corporations, as described herein, which shall be known as the "1995 STOCK OPTION PLAN" (the "Plan"). It is intended that certain of the options issued pursuant to the Plan to employees may constitute incentive stock options within the meaning of section 422A of the Internal Revenue Code and that other options issued pursuant to the Plan shall constitute nonstatutory options. The Board shall determine which options are to be incentive stock options and which are to be nonstatutory options and shall enter into option agreements with recipients accordingly.

     1.2 Purpose. The purpose of this Plan is to enhance stockholder investment by attracting, retaining and motivating key employees and consultants of the Company and its Subsidiary Corporations, and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.


                           Article II.  Definitions
                           ------------------------

     2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when said meaning is intended, the term shall be capitalized.

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean the Committee provided for by Article IV hereof, which may be created at the discretion of the Board.

     (d) "Company" means Online System Services, Inc., a Colorado Corporation.

     (e) "Consultant" means any person or entity, including an officer or director of the Company or a Subsidiary Corporation, who provides services (other than as an Employee) to the Company or a Subsidiary Corporation, and shall include a Non-Employee Director, as defined below.

     (f) "Date of Exercise" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.

     (g) "Employee" means any person, including an officer or director of the Company or a Subsidiary Corporation, who is employed by the Company or a Subsidiary Corporation.

     (h) "Fair Market Value" means the fair market value of Stock upon which an option is granted under this Plan.

     (i) "Incentive Stock Option" means an Option granted under this Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Code.

     (j) "Non-Employee Director" means a member of the Board who is not an employee of the Company or of any Subsidiary Corporation at the time an Option is granted hereunder.

     (k) "Nonstatutory Option" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of Section 422A of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422A of the Code applicable to incentive stock options.

     (l) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

     (m) "Optionee" means an Employee or Consultant holding an Option under the Plan.

     (n) "Parent Corporation" shall have the meaning set forth in Section 425(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

     (o) "Subsidiary Corporation" shall have the meaning set forth in Section 425(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

     (p) "Significant Shareholder" means an individual who, within the meaning of Section 422A(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a stockholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 425(d) of the Code.

     (q)  "Stock" means the no par value common stock of the Company.

     2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                  Article III.  Eligibility and Participation
                  -------------------------------------------

     3.1 Eligibility and Participation. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.


                          Article IV.  Administration
                          ---------------------------

     4.1 Administration. The Board shall be responsible for administering the Plan.

The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final and binding and conclusive for all purposes and upon all persons.

     At the discretion of the Board this Plan may be administered by a Committee which shall be an executive committee of the Board, consisting of not less than three (3) members of the Board. The members of such Committee may be directors who are eligible to receive Options under this Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the stockholders, the directors and any persons having any interests in any Options which may be granted under this Plan, and, by resolution or resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any such shares may be purchased from the Company upon the exercise of such Option, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of this Plan.

     The Board may from time to time remove members from, or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds (2/3) of the members of the Committee.

     Where the Committee has been created by the Board, references herein to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by this Plan or by the Board.

     The Board shall have all of the enumerated powers of the Committee, but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.


                     Article V.  Stock Subject to the Plan
                     -------------------------------------

     5.1 Number. The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 3,500. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

     5.2 Unused Stock. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

     5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.


                       Article VI.  Duration of the Plan
                       ---------------------------------

     6.1 Duration of the Plan. Subject to stockholder approval, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period, if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.


                     Article VII.  Terms of Stock Options
                     ------------------------------------

     7.1 Grant of Options. Subject to section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Board; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company and its Subsidiary Corporations, and such other factors as the Board in its discretion shall deem relevant. The Board also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

     In the case of Incentive Stock Options the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options granted after December 31, 1986 are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000. (Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation".)

     Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

     The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

     7.2 No Tandem Options. Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422A of the Code.

     7.3 Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Board on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

     If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

     (a) Term. The duration of the Option shall be seven (7) years from the date of grant.

     (b) Exercise of Option. Unless an Option is terminated as provided hereunder, an Optionee may exercise his Option for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Optionee's number of years of continuous service with the Company or a Subsidiary Corporation of the Company from the date on which the Option is granted. In the case of an Optionee who is an Employee, continuous service shall mean continuous employment; in the case of an Optionee who is a Consultant, continuous service shall mean the continuous provision of consulting services. In applying said limitations, the amount of shares, if any, previously purchased by the Optionee under the Option shall be counted in determining the amount of shares the

          Optionee can purchase at any time. The Optionee may exercise his Option in the following amounts:

          (i) After one year of such continuous services for up to but not in excess of thirty-three and one-third percent (33 1/3%) of the shares originally subject to the Option;

          (ii) After two years of such continuous services, for up to but not in excess of sixty-six and two-thirds percent (66 2/3%) of the shares originally subject to the Option; and

          (iii) At the expiration of the third year of such continuous services the Option may be exercised at any time and from time to time within its terms in whole or in part, but it shall not be exercisable after the expiration of seven (7) years (five (5) years in the case of an Incentive Stock Option granted to a Significant Shareholder) from the date on which it was granted.

The Board shall be free to specify terms and conditions other than those set forth above, in its discretion.

     All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

     7.4 Option Price. No Incentive Stock Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Board and shall not be less than eighty-five percent (85%) of the Fair Market Value of Stock on the date this Option is granted.

     7.5 Term of Options. Each Option shall expire at such time as the Board shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

     7.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

     7.7 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or
(ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. Payment may also be made, in the discretion of the Board, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.


                  Article VIII.  Written Notice, Issuance of
                  ------------------------------------------
                  Stock Certificates, Stockholder Privileges
                  ------------------------------------------

    8.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares exercised pursuant to the Option must accompany the written notice.

    8.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

    8.3 Privileges of a Stockholder. An Optionee or any other person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.


              Article IX.  Termination of Employment or Services
              --------------------------------------------------

    9.1 Death. Unless provided otherwise for a Nonstatutory Option, if an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

    9.2 Termination Other Than For Cause Or Due to Death. Unless provided otherwise for a Nonstatutory Option, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three (3) months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code (S) 422A, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

    In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a Corporation to the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

    9.3 Termination for Cause. Unless provided otherwise for a Nonstatutory Option, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, which termination is by the Company or a Subsidiary Corporation for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate.


                        Article X.  Rights of Optionees
                        -------------------------------

    10.1 Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company or a Subsidiary Corporation to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company or a Subsidiary Corporation, or upon any Consultant any right to continue to provide services to the Company or a Subsidiary Corporation.

    10.2 Nontransferability. All Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.


                       Article XI.  Optionee-Employee's
                       --------------------------------
                         Transfer or Leave of Absence
                         ----------------------------

    11.1  Optionee-Employee's  Transfer or Leave of Absence. For Plan purposes--
          --------------------------------------------------

     (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such Corporation to another, or

     (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company or a Subsidiary Corporation, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.


                            Article XII.  Amendment,
                            ------------------------
                   Modification, and Termination of the Plan
                   -----------------------------------------

    12.1 Amendment, Modification, and Termination of the Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the stockholders, may--

    (a) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

    (b) change the class of Employees or Consultants eligible to receive
        Options;

No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.


              Article XIII.  Acquisition, Merger, or Liquidation
              --------------------------------------------------

    13.1 Acquisition. In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this Section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

    Where the Company does not exercise its option under this Section 13.1 the remaining provisions of this Article XIII shall apply, to the extent applicable.

    13.2 Merger or Consolidation. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

    13.3 Other Transactions. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 425(a).

                     Article XIV.  Securities Registration
                     -------------------------------------

    14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

    Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.


                          Article XV.  Tax Withholding
                          ----------------------------

    15.1 Tax Withholding. Whenever shares of Stock are to be issued in satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements.


                         Article XVI.  Indemnification
                         -----------------------------

    16.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Subsidiary Corporation may have to indemnify them or hold them harmless.


                       Article XVII.  Requirements of Law
                       ----------------------------------

    17.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    17.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Colorado.


                     Article XVIII.  Effective Date of Plan
                     --------------------------------------

    18.1  Effective Date.  The Plan shall be effective on March 17, 1995, the
          --------------
effective date of its adoption by the Board.


                      Article XIX.  Compliance with Code.
                      -----------------------------------

    19.1 Compliance with Code. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code (S) 422A. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.

                 Article XX.  No Obligation to Exercise Option.
                 ----------------------------------------------

    20.1 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

                                  AMENDMENT TO
                          ONLINE SYSTEM SERVICES, INC.
                          ----------------------------
                             1995 STOCK OPTION PLAN
                             ----------------------



    Section 5.1 of the Online System Services, Inc. (the "Company") 1995 Stock Option Plan is hereby deleted in its entirety and superseded and replaced with the following provision, effective upon the approval of this Amendment by the shareholders of the Company:

        5.1 Number. The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 1,100,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.


GP:377219 v1

                          ONLINE SYSTEM SERVICES, INC.

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement dated April 18, 1997, hereby appoints the President and Chief Executive Officer, R. Steven Adams, and the Secretary, Robert M. Geller, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of Online System Services, Inc. held of record by the undersigned on April 10, 1997, at the Annual Meeting of Shareholders to be held on Tuesday, May 20, 1997 at the offices of Online System Services, Inc., 1800 Glenarm Place, Suite 800, Denver, Colorado 80202, at 2:30 p.m. Mountain Standard Time, and at any adjournment thereof.


1.  PROPOSAL TO ELECT       [_]  FOR all nominees listed below           [_]  WITHHOLD AUTHORITY
    SEVEN DIRECTORS         (except as marked to the contrary below)          to vote for all nominees listed below

          R. Steven Adams            Robert M. Geller        Paul H. Spieker            Robert J. Lewis
               H. Robert Gill                 Richard C. Jennewine                Charles P. Spickert

    INSTRUCTION: To withhold authority to vote for an individual nominee or nominees, write the person's name on the line below.



------------------------------------------------------------------------------------------------------
2.    PROPOSAL TO APPROVE THE AMENDMENT TO THE            [_]  FOR      [_]  AGAINST      [_]  ABSTAIN
      THE ONLINE SYSTEM SERVICES, INC. 1995
      STOCK OPTION PLAN.

3.    PROPOSAL TO RATIFY THE APPOINTMENT OF               [_]  FOR      [_]  AGAINST      [_]  ABSTAIN
      ARTHUR ANDERSON LLP AS THE
      INDEPENDENT ACCOUNTANTS FOR THE CORPORATION.

4.    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED     [_]  FOR       [_] AGAINST       [_] ABSTAIN
      TO VOTE UPON SUCH OTHER BUSINESS AS MAY
      PROPERLY COME BEFORE THE MEETING

                           (CONTINUED ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

     This Proxy, when properly executed, will be voted in the manner directed on the Proxy be the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

     Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


                                    ------------------------------------------
                                    (Signature)


                                    ------------------------------------------
                                    (Signature, if held jointly)

                                    Dated: _____________________________, 1997

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                RETURN ENVELOPE.

                                      -2-